UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

VECTRUS, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

[Not Applicable]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition	3
ITEM 7.01 Regulation FD Disclosure	3
ITEM 9.01 Financial Statements and Exhibits	4
SIGNATURES	5

EXHIBIT INDEX	6
EX-99.1
EX-99.2

ITEM 2.02 Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Vectrus, Inc. (the “Company”) on March 16, 2015, that includes financial information for the fourth quarter and full year ending December 31, 2014 and fiscal 2015 guidance. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 Regulation FD Disclosure.

Mr. Kenneth Hunzeker, Chief Executive Officer and President, and Mr. Matthew Klein, Senior Vice President and Chief Financial Officer, will present the financial information for the Company for the fourth quarter and full year ending December 31, 2014 and fiscal 2015 guidance on March 17, 2015. A copy of the presentation is attached hereto and incorporated by reference herein as Exhibit 99.2. This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.
No.	Description
99.1	Press Release dated March 16, 2015, issued by Vectrus, Inc.
99.2	Presentation slides issued by Vectrus, Inc. on March 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2015	VECTRUS, INC.
	By:	/s/ Kathryn S. Lamping
	Its:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2015, issued by Vectrus, Inc.
99.2	Presentation slides issued by Vectrus, Inc. on March 16, 2015

6